Exhibit 21.1

LIST OF SUBSIDIARIES

Name	Jurisdiction of Incorporation or Organization
259 Pitt Street Pty Ltd.	Australia
3750 Residential Management LLC	United States
90210 Biltmore Management, LLC	United States
90210 Desert Resorts Management Co., LLC	United States
90210 Grand Wailea Management Co., LLC	United States
90210 LLC	United States
90210 Management Company, LLC	United States
Adana Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Adda Hotels	United Kingdom
Adda Properties Limited	United Kingdom
Addis Ababa Hilton Private Limited Company	Ethiopia
Admiral I Pty Limited	Australia
Admiral II Pty Limited	Australia
Admiral III Pty Limited	Australia
Admiral Investments Pty Limited	Australia
Andiamo’s O’Hare, LLC	United States
Ankara Enternasyonel Otelcilik Anonim Sirketi	Turkey
ATM Hotels Pty. Limited	Australia
Avenue Louise Hotel Partners S.N.C.	Belgium
Bally’s Grand Property Sub I, LLC	United States
Blue Bonnet Security, LLC	United States
Brighton at Kingston Plantation, L.L.C.	United States
Canopy Brand Management LLC	United States
Chancel Service Corporation	United States
Chesterfield Village Hotel, L.L.C.	United States
CHW Holdings, LLC	United States
Comfort Hotels International Limited	United Kingdom
Comfort Hotels Limited	United Kingdom
Comfort Inns BV	Netherlands
Conrad International (Belgium) LLC	United States
Conrad International (Egypt) LLC	United States
Conrad International (Egypt) Resorts Corporation	United States
Conrad International (Indonesia) Corporation	United States
Conrad International (Thailand) Limited	Thailand
Conrad International Hotels (HK) Limited	Hong Kong

Name	Jurisdiction of Incorporation or Organization
Conrad International Investment (Jakarta) Corporation	United States
Conrad International Manage (CIS) LLC	United States
Conrad International Management Services (Singapore) Pte Ltd	Singapore
Conrad Management LLC	United States
Conrad Osaka Godo Kaisha	Japan
Curio Brand Management LLC	United States
Curio Management LLC	United States
Destination Resorts LLC	United States
Doubletree De Mexico, S.A. De C.V.	Mexico
Doubletree Hotel Systems LLC	United States
Doubletree Hotels LLC	United States
Doubletree International Franchise LLC	United States
Doubletree LLC	United States
Doubletree Management LLC	United States
DT Management LLC	United States
DT Real Estate, LLC	United States
DTM Atlanta/Legacy, Inc.	United States
DTR FCH Holdings, Inc.	United States
DTR Houston, Inc.	United States
Dunkeld Lodges (Management) Limited	United Kingdom
Embassy Development LLC	United States
Embassy Suites Club No. 1, Inc.	United States
Embassy Suites Club No. Three, Inc.	United States
Embassy Suites Club No. Two, Inc.	United States
Embassy Suites Management LLC	United States
Florida Conrad International Corp.	United States
Grand Hotel Imperial dd	Croatia
Grundstucksgesellschaft Belvederer Allee Weimar mbH	Germany
H Alliance, Inc.	United States
Hampton Inns Management LLC	United States
Hapeville Investors, LLC	United States
HBM Global Risk Corporation	United States
HI Investment (Colombia) EU	Colombia
HI US Finance LLC	United States
HIC Dormant Holding LLC	United States
HIC First LLC	United States
HIC Gaming Inc.	United States
HIC Group International Luxembourg S.a.r.l.	Luxembourg
HIC Holdings BV	Netherlands
HIC Holdings LLC	United States
HIC Hotels U.S.A. LLC	United States

Name	Jurisdiction of Incorporation or Organization
HIC Racing (Chiswick) Limited	United Kingdom
HIC Racing Corporation	United States
HIC Roissy Netherlands BV	Netherlands
HIC San Pablo Limited, Inc.	United States
HIC Second LLC	United States
HIC Treasury Limited	United Kingdom
Hilmex Holdings, S. de R.L. de C.V.	Mexico
Hilstock Hotel Holding Corporation	United States
Hilton (Hellas) Monoprosopi EPE	Greece
Hilton (Maldives) Private Limited	Maldives
Hilton Argentina SRL	Argentina
Hilton Beverage Corporation	United States
Hilton Beverage LLC	United States
Hilton Brazil Operacoes E Participacoes Ltda.	Brazil
Hilton Canada Co.	Canada
Hilton Chicago Beverage I LLC	United States
Hilton Chicago Beverage II LLC	United States
Hilton Chicago Beverage III LLC	United States
Hilton Chicago Beverage IV LLC	United States
Hilton Copenhagen ApS	Denmark
Hilton Corporate Director LLC	United States
Hilton Cyprus Limited	Cyprus
Hilton Domestic Franchise LLC	United States
Hilton Domestic Management LLC	United States
Hilton Domestic Operating Company Inc.	United States
Hilton Egypt Trading Company (a/k/a Hilton Lil Tigara)	Egypt
Hilton El Con Management LLC	United States
Hilton El Con Operator LLC	United States
Hilton Enternasyonal Otelcilik AS	Turkey
Hilton Enternasyonal Otelcilik AS – Ankara branch	Turkey
Hilton Finance (UK) Limited	United Kingdom
Hilton Franchise Holding LLC	United States
Hilton Garden Inns Management LLC	United States
Hilton Hawaii Corporation	United States
Hilton HHC Limited	United Kingdom
Hilton HIH Limited	United Kingdom
Hilton Holdings LLC	United States
Hilton Honors Worldwide LLC	United States
Hilton Hospitality LLC	United States
Hilton Hotel Management (Shanghai) Co Ltd	China
Hilton Hotel Management (Shanghai) Co Ltd – Beijing branch	China

Name	Jurisdiction of Incorporation or Organization
Hilton Hotel Management (Shanghai) Co Ltd – Shenzhen branch	China
Hilton Hotel Management Services Private Limited	India
Hilton Hotel Service Co Limited	Japan
Hilton Hotels (Ireland) Limited	Ireland
Hilton Hotels of Australia (Melbourne) Pty Ltd	Australia
Hilton Hotels of Australia Pty Limited	Australia
Hilton Illinois Holdings LLC	United States
Hilton Illinois LLC	United States
Hilton Internacional de Venezuela CA	Venezuela, Bolivarian Republic of
Hilton International (Bulgaria) EAD	Bulgaria
Hilton International (France) SAS	France
Hilton International (Gaborone) (Proprietary) Limited (Botswana)	Botswana
Hilton International (Germany) GmbH	Germany
Hilton International (Moscow) LLC	United States
Hilton International (Nederland) BV	Netherlands
Hilton International (Switzerland) GmbH	Switzerland
Hilton International (Thailand) Limited	Thailand
Hilton International Asia Pacific Pte Ltd	Singapore
Hilton International Australia Holding Pty Ltd	Australia
Hilton International Australia Pty Limited	Australia
Hilton International Barbados Limited	Barbados
Hilton International Canada CRA ULC	Canada
Hilton International Co (Belgium) BVBA	Belgium
Hilton International Ecuador LLC	United States
Hilton International Entities Holding Limited	United Kingdom
Hilton International Franchisor LLC	United States
Hilton International GAMMA	France
Hilton International Holding LLC	United States
Hilton International Holding USA Corporation	United States
Hilton International Holdings LLC	United States
Hilton International Hotels (U.K.) Limited	United Kingdom
Hilton International IP Holding 2 Limited	United Kingdom
Hilton International IP Holding Limited	United Kingdom
Hilton International Jamaica Limited	Jamaica
Hilton International LLC	United States
Hilton International LLC – Hong Kong branch	Hong Kong
Hilton International Manage (Argentina) SRL	Argentina
Hilton International Manage (Maldives) Pvt. Ltd	Maldives
Hilton International Manage LLC	United States
Hilton International Manage LLC – Canada	Canada
Hilton International Manage LLC – Costa Rica	Costa Rica

Name	Jurisdiction of Incorporation or Organization
Hilton International Manage LLC – Egypt	Egypt
Hilton International Manage LLC – South Africa	South Africa
Hilton International Manage LLC Branche (Tunisia)	Tunisia
Hilton International Management LLC	United States
Hilton International Management (Middle East) Corporation – Ukraine Representative Office	Ukraine
Hilton International Management LLC (Sri Lanka)	Sri Lanka
Hilton International Master Holding Limited	United Kingdom
Hilton International South Africa (PTY) Limited	South Africa
Hilton International Trinidad Limited	Trinidad and Tobago
Hilton International Trocadero	France
Hilton International Vermogensverwaltung GmbH	Germany
Hilton International Wien GmbH	Austria
Hilton Israel Ltd	Israel
Hilton Italiana Srl	Italy
Hilton Malta Limited	Malta
Hilton Management Liquor LLC	United States
Hilton Management LLC	United States
Hilton Mexico Promatora SA de CV	Mexico
Hilton Munich Airport Hotel Manage GmbH	Germany
Hilton Nairobi Limited	Kenya
Hilton NUS HSS, Inc.	United States
Hilton of Malaysia LLC	United States
Hilton of Panama Limited	Panama
Hilton of Spain S.L.	Spain
Hilton PCB S.a.r.l.	Luxembourg
Hilton Reservations Worldwide, L.L.C.	United States
Hilton Russia LLC	United States
Hilton Russia LLC – Russian branch	Russian Federation
Hilton San Diego LLC	United States
Hilton Service Center GmbH	Germany
Hilton Supply Management LLC	United States
Hilton Systems Solutions, LLC	United States
Hilton Telemarketing LLC	United States
Hilton Tobago Unlimited	Trinidad and Tobago
Hilton Travel Services LLC	United States
Hilton U.S. Finance LLC	United States
Hilton UK Corporate Director Limited	United Kingdom
Hilton UK Hotels Limited	United Kingdom
Hilton UK Manage Limited	United Kingdom
Hilton UK Pension Trustee Limited	United Kingdom
Hilton Worldwide Domestic FS Treasury LLC	United States

Name	Jurisdiction of Incorporation or Organization
Hilton Worldwide Finance Corp.	United States
Hilton Worldwide Finance LLC	United States
Hilton Worldwide Franchising LP	United Kingdom
Hilton Worldwide FS Treasury Limited	United Kingdom
Hilton Worldwide Holding 1 Limited	United Kingdom
Hilton Worldwide Holding 2 Limited	United Kingdom
Hilton Worldwide Holding LLP	United Kingdom
Hilton Worldwide Holdings Inc.	United States
Hilton Worldwide International CRA Holdings C.V.	Netherlands
Hilton Worldwide International do Brasil Ltda.	Brazil
Hilton Worldwide International Holding 1 LLC	United States
Hilton Worldwide International Italy S.r.l.	Italy
Hilton Worldwide International Japan Godo-Kaisha	Japan
Hilton Worldwide International Luxembourg Holding S.à r.l.	Luxembourg
Hilton Worldwide International Myanmar Company Limited	Myanmar
Hilton Worldwide International Puerto Rico LLC	Puerto Rico
Hilton Worldwide International Singapore Pte. Ltd.	Singapore
Hilton Worldwide Limited	United Kingdom
Hilton Worldwide Limited Hong Kong Branch	Hong Kong
Hilton Worldwide Limited Korea Branch	Korea, Republic of
Hilton Worldwide Manage Branchco Limited	United Kingdom
Hilton Worldwide Manage Branchco Limited – Sucursal em Portugal	Portugal
Hilton Worldwide Manage Branchco Limited (Ukraine)	Ukraine
Hilton Worldwide Manage Branchco Limited Branch – Georgia	Georgia
Hilton Worldwide Manage Branchco Limited -Colombia	Colombia
Hilton Worldwide Manage Branchco Limited Korea Branch	Korea, Republic of
Hilton Worldwide Manage Branchco Limited spółka z ograniczona odpowiedzialnością Oddział w Polsce	Poland
Hilton Worldwide Manage Branchco Ltd – Uruguay Branch	Uruguay
Hilton Worldwide Manage Limited	United Kingdom
Hilton Worldwide Parent LLC	United States
Hilton Worldwide Services Limited	United Kingdom
Hiro Grundstucks GmbH & Co KG	Germany
HIRO Hotel GmbH & Co KG	Germany
HIRO Verwaltungs GmbH	Germany
HLT Amity LLC	United States
HLT Aro Manage Limited	United Kingdom
HLT Audubon LLC	United States
HLT Bradford Limited	United Kingdom
HLT Brazil LLC	United States
HLT Conrad Domestic LLC	United States
HLT Drake LLC	United States

Name	Jurisdiction of Incorporation or Organization
HLT English Operator Limited	United Kingdom
HLT ESP International Franchise LLC	United States
HLT ESP International Franchisor Corporation	United States
HLT ESP International Manage LLC	United States
HLT ESP International Management Corporation	United States
HLT ESP Manage LLC	United States
HLT Existing Franchise Holding LLC	United States
HLT Franchise V Borrower LLC	United States
HLT German Manage GmbH	Germany
HLT German Services GmbH	Germany
HLT HSM Holding LLC	United States
HLT HSS Holding LLC	United States
HLT International Existing Franchise Holding LLC	United States
HLT International Manage LLC	United States
HLT JV Acquisition LLC	United States
HLT Lifestyle International Franchise LLC	United States
HLT Lifestyle International Franchisor Corporation	United States
HLT Lifestyle International Manage LLC	United States
HLT Lifestyle International Management Corporation	United States
HLT Lifestyle Manage LLC	United States
HLT London Manage Limited	United Kingdom
HLT Managed Mezz VI-A LLC	United States
HLT Managed Mezz VI-B LLC	United States
HLT Managed Mezz VI-C LLC	United States
HLT Managed Mezz VI-D LLC	United States
HLT Managed Mezz VI-E LLC	United States
HLT Managed Mezz VI-F LLC	United States
HLT Managed Mezz VI-G LLC	United States
HLT Managed Mezz VI-H LLC	United States
HLT Managed Mezz VI-I LLC	United States
HLT Managed Mezz VI-J LLC	United States
HLT Managed Mezz VI-K LLC	United States
HLT Managed Mezz XI-A GmbH	Germany
HLT Managed Mezz XI-B GmbH	Germany
HLT Managed Mezz XI-C GmbH	Germany
HLT Managed Mezz XI-D GmbH	Germany
HLT Managed Mezz XI-E GmbH	Germany
HLT Managed Mezz XI-F GmbH	Germany
HLT Managed Mezz XI-G GmbH	Germany
HLT Managed Mezz XI-H GmbH	Germany
HLT Managed Mezz XI-I GmbH	Germany

Name	Jurisdiction of Incorporation or Organization
HLT Managed Mezz XI-J GmbH	Germany
HLT Managed Mezz XI-K GmbH	Germany
HLT Managed VI Holding LLC	United States
HLT Managed VI-A Borrower LLC	United States
HLT Managed VI-A Holding LLC	United States
HLT Managed XI-A Borrower GmbH	Germany
HLT Managed XII-A Holding LLC	United States
HLT Mexico LLC	United States
HLT Operating Mezz III-K Limited	United Kingdom
HLT Operating Mezz VII-A Limited	United Kingdom
HLT Operating Mezz VII-B Limited	United Kingdom
HLT Operating Mezz VII-C Limited	United Kingdom
HLT Operating Mezz VII-D Limited	United Kingdom
HLT Operating Mezz VII-E Limited	United Kingdom
HLT Operating Mezz VII-F Limited	United Kingdom
HLT Operating Mezz VII-G Limited	United Kingdom
HLT Operating Mezz VII-H Limited	United Kingdom
HLT Operating Mezz VII-I Limited	United Kingdom
HLT Operating Mezz VII-J Limited	United Kingdom
HLT Operating Mezz VII-K Limited	United Kingdom
HLT Operating Mezz V-K Limited	United Kingdom
HLT Operating VII-A Borrower GmbH	Germany
HLT Owned IX Holding Limited	United Kingdom
HLT Owned IX-A Holding Limited	United Kingdom
HLT Owned Mezz IX-A Limited	United Kingdom
HLT Owned Mezz IX-B Limited	United Kingdom
HLT Owned Mezz IX-C Limited	United Kingdom
HLT Owned Mezz IX-D Limited	United Kingdom
HLT Owned Mezz IX-E Limited	United Kingdom
HLT Owned Mezz IX-F Limited	United Kingdom
HLT Owned Mezz IX-G Limited	United Kingdom
HLT Owned Mezz IX-H Limited	United Kingdom
HLT Owned Mezz IX-I Limited	United Kingdom
HLT Owned Mezz IX-J Limited	United Kingdom
HLT Owned Mezz IX-K Limited	United Kingdom
HLT Owned Mezz V-A Limited	United Kingdom
HLT Owned Mezz V-B Limited	United Kingdom
HLT Owned Mezz V-C Limited	United Kingdom
HLT Owned Mezz V-D Limited	United Kingdom
HLT Owned Mezz V-E Limited	United Kingdom
HLT Owned Mezz V-F Limited	United Kingdom

Name	Jurisdiction of Incorporation or Organization
HLT Owned Mezz V-G Limited	United Kingdom
HLT Owned Mezz V-H Limited	United Kingdom
HLT Owned Mezz V-I Limited	United Kingdom
HLT Owned Mezz V-J Limited	United Kingdom
HLT Owned Mezz V-K Limited	United Kingdom
HLT Owned V Holding Limited	United Kingdom
HLT Owned V-A Holding Limited	United Kingdom
HLT Owned VI-A Holding LLC	United States
HLT Owned VII Holding LLC	United States
HLT Owned VII-A Holding LLC	United States
HLT Owned Mezz VII-A LLC	United States
HLT Owned Mezz VII-B LLC	United States
HLT Owned Mezz VII-C LLC	United States
HLT Owned Mezz VII-D LLC	United States
HLT Owned Mezz VII-E LLC	United States
HLT Owned Mezz VII-F LLC	United States
HLT Owned Mezz VII-G LLC	United States
HLT Owned Mezz VII-H LLC	United States
HLT Owned Mezz VII-I LLC	United States
HLT Owned Mezz VII-J LLC	United States
HLT Owned Mezz VII-K LLC	United States
HLT Palmer LLC	United States
HLT Prism LLC	United States
HLT Secretary Limited	United Kingdom
HLT Stakis IP Limited	United Kingdom
HLT Stakis Operator Limited	United Kingdom
HLT Waldorf=Astoria International Manage LLC	United States
Home2 Brand Management LLC	United States
Home2 Management LLC	United States
Homewood Suites Management LLC	United States
Hotel Clubs of Corporate Woods, Inc.	United States
Hotel Corporation of Europe, LLC	United States
Hotel Corporation of Europe (Milan Branch)	Italy
Hotel Maatschappij Schiphol BV	Netherlands
Hotel Management (Middle East) LLC	United States
Hotel Management of Minneapolis Inc.	United States
Hotelbetriebsgesellschaft Hochstrasse GmbH	Germany
Hotels Statler Company, Inc.	United States
HPP Hotels USA LLC	United States
HPP International LLC	United States
Inhil Cp., Inc.	United States

Name	Jurisdiction of Incorporation or Organization
Innvision, LLC	United States
International Brand Hospitality Austria GmbH	Austria
International Brand Hospitality GmbH	Germany
International Company for Touristic Investments, S.A.E.	Egypt
International Hotels (Kenya) Limited	Kenya
International Rivercenter Lessee, L.L.C.	United States
Istanbul Park Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Izmir Enternasyonel Otelcilik Anonim Sirketi	Turkey
Izmir Hilton Enternasyonal Otelcilik AS	Turkey
Kayseri Hilton Enternasyonal Otelcilik AS	Turkey
Livingwell Australia Pty Limited	Australia
LXR Management LLC	United States
Madagascar Hilton SARL	Madagascar
MAPLE HOTELS MANAGEMENT COMPANY LIMITED	Ireland
Maple Hotels Management Company Limited	United Kingdom
Margate Towers at Kingston Plantation, L.L.C.	United States
Mayaguez Hilton LLC	United States
Mayaguez Hilton Corporation – Puerto Rico branch	Puerto Rico
MC Treasury Limited	United Kingdom
Mersin Hilton Enternasyonal Otelcilik AS	Turkey
Milbuck Holdings, Inc	United States
Morning Light Co Ltd	Mauritius
Motto Management LLC	United States
München Park Hilton Zweigniederlassung der Hilton International LLC	Germany
Nagoya Hilton Co Ltd	Japan
Nippon Hilton Co Ltd	Japan
Odawara Hilton Co., Ltd	Japan
On Command Corporation	United States
Operadora de Hoteles Loreto, S. de R.L. de C.V	Mexico
Osaka Hilton Co Ltd	Japan
P55 Beverage LLC	United States
Peacock Alley Service Company, LLC	United States
PH Hotel GP, LLC	United States
PH Hotel Partners, LP	United States
Potter’s Bar Palmer House, LLC	United States
Promus Hotel Services, Inc.	United States
Promus Hotels Florida LLC	United States
Promus Hotels LLC	United States
Promus Hotels Parent LLC	United States
Promus/FCH Condominium Company, L.L.C.	United States
Promus/FCH Development Company, L.L.C.	United States

Name	Jurisdiction of Incorporation or Organization
PT Hilton International Manage Indonesia	Indonesia
PT. Conrad Management Indonesia	Indonesia
Puckrup Hall Hotel Limited	United Kingdom
SALC, Inc.	United States
SALC II LLC	United States
SALC III LLC	United States
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.	Mexico
Signia Hotel Management LLC	United States
Societe d’Exploitation Hoteliere d’Orly EURL	France
Societe d’exploitation Hoteliere La defense SAS	France
Societe de Development Hotel Pointe des Blaguers B.V.	Netherlands
Splendid Property Company Limited	United Kingdom
Sunrise Resources (Australia) Pty Ltd	Australia
Tapestry Management LLC	United States
Tel Aviv Hilton Limited	Israel
Thayer Hotel Investors Trust IV	United States
Tokyo Bay Hilton Co. Ltd	Japan
Tru Brand Management LLC	United States
UK Leasing Leicester Limited	United Kingdom
Vista Real Estate Management Company	Egypt
WA Collection International, LLC	United States
Waldorf=Astoria Management LLC	United States
Washington Hilton, L.L.C.	United States
World Hotels, B.V.	Netherlands